SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 2004





                                OLIN CORPORATION
             (Exact name of registrant as specified in its charter)

  Virginia                          1-1070                        13-1872319
(State or Other              (Commission File Number)        (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                P.O. Box 4500, 501 Merritt 7, 06856-4500 Norwalk,
                             Connecticut (Zip Code)
                    (Address of principal executive offices)

                                 (203) 750-3000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7.     Exhibits.

        Exhibit No.                     Exhibit
           99.1              Press Release, dated May 3, 2004.

Item 9.           Regulation FD Disclosure.

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

         Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated May 3, 2004 announcing a fire that occurred at the Brass Casting Plant in East Alton, Illinois and related second quarter earnings guidance.



                                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OLIN CORPORATION



                                          By:  /s/ George H. Pain
                                               --------------------------
                                               Name:    George H. Pain
                                               Title:   Vice President, General
                                                        Counsel and Secretary

Date:  May 3, 2004


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                                  EXHIBIT INDEX

       Exhibit No.                                   Exhibit
          99.1             Press Release, dated May 3, 2004.